February
2019



MYSIZE™

Nasdaq
(MYSZ)
TASE (MYSZ)

Legal Disclaimer

This presentation contains forward-looking statements about our expectations, beliefs or intentions regarding, among other things, our ongoing and planned product development, our intellectual property position, expectations regarding product launch and revenue, our results of operations, and cash needs, our prospects, growth and strategies, the industry in which we operate, and the anticipated trends that may affect the industry or us. In addition, from time to time, we or our representatives have made or may make forward-looking statements, orally or in writing. Forward-looking statements can be identified by the use of forward-looking words such as "believe," "expect," "intend," "plan," "may," "should" or "anticipate" or their negatives or other variations of these words or other comparable words or by the fact that these statements do not relate strictly to historical or current matters. These forward-looking statements may be included in, but are not limited to, this presentation, various filings made by us with the SEC, press releases or oral statements made by or with the approval of one of our authorized executive officers. Forward-looking statements relate to anticipated or expected events, activities, trends or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, the factors summarized below. These factors include, but are not limited to, the following: our history of losses and needs for additional capital to fund our operations; our inability to obtain additional capital on acceptable terms, or at all; market acceptance of our products and brand; our dependence on rights that we purchased from an affiliated party; acceptance of our brand; our reliance on third parties; our ability to establish and maintain strategic partnerships and other corporate collaborations; the implementation of our business model and strategic plans for our business; the scope of protection we are able to establish and maintain for intellectual property rights and our ability to operate our business without infringing the intellectual property rights of others; competitive companies, technologies and our industry; and statements as to the impact of the political and security situation in Israel on our business. More detailed information about the risks and uncertainties affecting My Size is contained under the heading "Risk Factors" included in My Size's most recent Annual Report on Form 10-K filed with the SEC on March 21, 2018, and in other filings that My Size has made and may make with the SEC in the future.

These statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements. Given these uncertainties, you should not rely upon forward-looking statements as predictions of future events. All forward-looking statements attributable to us or persons acting on our behalf included in, but not limited to, this presentation speak only as of the date hereof and are expressly qualified in their entirety by the foregoing. We undertake no obligations to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. In evaluating forward-looking statements, you should consider these risks and uncertainties. This presentation also contains estimates and other statistical data made by independent parties and by My Size relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, cannot guarantee their accuracy or completeness. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we compete are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results or outcomes to differ materially from those expressed in the estimates made by the independent parties and by My Size. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.



What does My Size Do

My Size, Inc. (NASDAQ: MYSZ) is a technology and big data company with a proprietary technology platform that generates accurate measurements on any smartphone and mobile device. Measurements are used to improve the consumer journey in the omni channel world on number of markets including e-commerce, parcel delivery and DIY. The Company's flagship product, MySizeID™ serves the e-commerce apparel market, currently estimated to be a $72 billion market in the U.S. alone. With an estimated 70% of e-commerce apparel returns being size related, MySizeID improves retailer revenues (lowers cart abandonment rates and virtually eliminates size-related returns) while building customer loyalty. MySize has international patents issued and pending for measurement and fitting.

The Company's flagship product, MySizeID™ serves the e-commerce apparel market, estimated to be a $332 billion[1] global market in 2016. With an estimated $8.4 billion[2] in e-commerce apparel returns being size related, MySizeID improves retailer revenues and lowers their operating costs, while improving the consumer's shopping experience.

My Size has been issued domestic and international patents and has patent pending applications for measurement and fitting.

Sources:

1) https://cdn.statcdn.com/static/pdf/ca_study_readsample/DMO_sample_38340.pdf
2) Retailers and the Ghost Economy The Haunting of Returns, IHL Group



Company HIGHLIGHTS

- Traded on Nasdaq and TASE
- Novel platform measurement technology
- Billion $ Verticals
  - Apparel e-commerce
  - DIY POS and online
  - Logistics
- Big data value added services
  - Personalization
  - Support retailing decisions
- Preliminary installations in all verticals
- Scaling up in 2019 with new customers

SIGNIFICANT EVENTS – CORPORATE MY SIZE

January 2014
My Size founded

July 2014
Raised ~ $1.35M
(private investors)

Jan-Dec 2014
Raised ~$2M

May-Dec 2015
Raised ~ $6.62M
(private investors)

June 2016
Began trading on The Nasdaq Capital Market

August 2017
Won "Promising Startup" competition at Go eCommerce

December 2017
Raised ~$2.5M

February 2018
Raised ~ $6M

September 2018
Announced First Commercial Deal-Katz's

SIGNIFICANT EVENTS – R&D
MY SIZE

September 2015
Launched SizeUp – distance measurement app

March 2017
Launched "KatzID" for package measurement

August 2017
TRUCCO launches TrueSize apparel measurement technology

Sep-Nov 2017
Patent approval (USA, Japan and Russia) for measuring body parts tech

January 2018
Launched body-measuring technology at CES

March 2018
Launched SizeIT Smart Measuring Tape, SDK for Android

June 2018
Launched QSize™ Mobile Measurement Solution for QC in Apparel Manufacturing

June 2018
Second USA patent approval

January 2019
Launched MySizeID Android app

MYSIZE
Recent Headlines

January 3, 2019
My Size Launches MySizeID™ Smart Measurement Fashion App for Android

December 19, 2018
My Size Launches Online Store 'Modelista' to Showcase MySizeID™ Mobile Measurement Technology for Online Retailers

December 12, 2018
My Size, Inc.'s Mobile Smart Tape Measure App, SizeUp™, Reaches One Million Downloads

October 22, 2018
My Size Partners with Lightspeed to Provide MySizeID™ Mobile Measurement Solution to e-Retailers Worldwide

September 6, 2018
My Size Secures First Commercial Contract for BoxSizeID Following Selection by Katz Corporation to Improve Operational Efficiency and Reduce Operating Expenses

September 4, 2018
My Size Partners with Fashion Institute of Technology (FIT) to Provide Innovative Measurement Solutions for Students

MY SIZE
at a glance

2014
Founded in Israel

3
Pilots with tier 1 players

4
granted patents in 3 regions

~$18.5M
Raised

30
Employees in R&D, M&S and Management

~200
Retailer size charts supported

Awards

GO eCommerce Awards

INNOVATION NATION with MO ROCCA

The Executive TEAM

Multidisciplinary and Seasoned Managers



RONEN LUZON Founder & CEO
- Serial entrepreneur
- Founded Malers, global security company
- Founded and led numerous startups
- BSC in IT&BIS



BILLY PARDO CPO
- Senior Director of Product at Fourier Education
- B.Sc. in computer sciences, MBA



ODED SHUSHAN CTO
- Founder/CEO MonkeyTech
- Elite IDF Technology Unit
- Officer of Computer Division IAF



OR KLES CFO
- Former KPMG Associate
- CPA, MBA



ELI WALLES COB
- Manager of MS Berlin GMBH
- Seasoned entrepreneur



MYSIZEID™

Double Award Winner for Innovation

OPPORTUNITIES

MARKETS

Apparel | DIY | Courier | Utility

TECHNOLOGY

Big Data Analytics


Sensors
Cloud Server
Algorithms

MYSIZEID
Retailer | Consumer

BOXSIZEID
Courier | Consumer

SizeUp
Consumer

The My Size proprietary, patented measurement algorithms are scalable to many different markets and can be deployed as customized solutions for a variety of markets to improve the customer experience

Innovative CUSTOMIZABLE PLATFORM TECHNOLOGY

Serving Multi-billion $ Markets


Save

TAM:

1) TAM was derived by assuming a 4% royalty of the revenue from the global online fashion market (estimated at $332.1 B in 2016 according to Statista).
2) TAM was derived by assuming a 4% royalty of the revenue from the global online DIY home improvement market (estimated at $10.9B in 2017 according to NPD).
3) TAM was derived by assuming $0.05 payment per package delivered worldwide (estimated to be 74.4B in 2017 according to Pitney Bowes)

MYSIZEID™

TAM[1] $13.3B

- White label solution
- Integration with apparel e-tailers
- Generates accurate size recommendations
- Option for shared ID profiles

SizeUp™

TAM[2] $0.44B

- Downloadable app
- Create measurement profiles of any space
- Perfect for online/POS DIY market

BOX SIZEID™

TAM[3] $3.7B

- White label solution
- Integration with courier backoffice systems
- Accurate, onsite DIM calculations



MYSIZEID Technology

A Game Changer in Simple and Accurate Measurement

Smartphone Measurement

Full body measurement → Smartphone sensors data → MySizeID algorithm → **Measurement result**

Research

Sizing by tape measure → Body measurements database (chest, hip, height, waist, etc.)

Big Data/ Machine Learning Analysis

Retailers Size Charts Database

Customer's recommended size for each retailer

E-TAIL Industry

Inaccurate measurements lead to lost revenue



$8.4B

in size related returns in online apparel purchases worldwide[1]

~69%

e-commerce shopping cart abandonment rate in fashion[2]

MEASUREMENT TECHNOLOGIES REDUCE RETURNS

1) Source: Retailers and the Ghost Economy – The Haunting of Returns, IHL Group

2) Source: The SaleCycle Ecommerce Stats Report, 2018

E-TAIL Industry | A growing market



Fashion e-Commerce Growth[1]
($B, Statista)


700
600
500
400
300
200
100
0
13.8% average annual growth
332.1
633.5
2016
2017
2018
2019
2020
2021

e-Commerce and m-Commerce Growth[2]
($T, eMarketer)


5
4
3
2
1
0
2.3
1.36
2.84
1.8
3.45
2.32
4.13
2.91
4.88
3.56
2017
2018
2019
2020
2021
eCommerce
mCommerce

ACCURATE MEASUREMENTS COULD FURTHER SPUR GROWTH

1) Source: https://cdn.statcdn.com/static/pdf/ca_study_readsample/DMO_sample_38340.pdf

2) Source: https://www.emarketer.com/Chart/Retail-Mcommerce-Sales-Worldwide-2016-2021-trillions-change-of-ecommerce-sales/215111

MySizeID REVOLUTIONIZES Apparel e-Tailing

Enabling e-tailers to focus on returning customers, not customer returns

Recommends a size match between partner retailers' sizing charts and the customer's generated sizing profile

User friendly measurement process takes less than a minute to complete

Predictive 3D measuring based on advanced algorithms with high accuracy

Big data and value added dashboard support customized offers, quality control and geo-location trend analysis

MySizeID DIRECT Benefits

Driving profitability through increased revenues and improved efficiencies

Increase customer confidence → **INCREASE CONVERSIONS**

Improve sizing efficiencies → **REDUCE RETURN VOLUMES**

Improve customer experience → **INCREASE BRAND LOYALTY**

Valuable big data → **CUSTOMIZED OFFERINGS & IMPROVED QUALITY CONTROL**

Data is the NEW OIL

Customers Expect Personalization

- 58%[1] of consumers place importance on personalized shopping experiences
- 57%[1] of consumers are willing to share personal data in exchange for personalized offers

Relevant targeted communications drive revenue growth of 10 - 30 %[2], yet only 23%[3] of marketers are extremely satisfied with their ability to leverage data to create relevant experiences.

Sources:
1) https://www.salesforce.com/blog/2016/11/swap-data-for-personalized-marketing.html
2) https://www.mckinsey.com/business-functions/marketing-and-sales/our-insights/what-shoppers-really-want-from-personalized-marketing
3) State of Marketing, SalesForce Research

My Size Consumer Big Data offers Added Value

- Personalized retailing
- Logistics decisions
- Geo-location trend analysis


MYSIZEID
DASHBOARD
Login | My Accounts | My Cart
Size by Location
Item Size #Customers Location
#1003 L 1250 NYC
#1102 M 650 Boston
#2289 36
#2294 XL
#4942 52
Keyword Search
Conversion
Item
#1003
1102
2289
2294
Conversion Rate Feb 2018
223
298
Without MySizeID
Using MySizeID
Items not in Size
#Users Real Size Garment Type
52 38.5" Pants
28 35" T-Shirt
52 38.5" Pants
28 35" T-Shirt
# of Return
40
30
20
10
0
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Here's how MYSIZEID works



Commercialization Strategy -Third Party Model

01
Partner with e-commerce 3rd Party Platform Providers

02
Direct Partnerships with e-commerce Players



Total e-commerce Sites on Platforms ~3.5M
% 31
% 26
% 21
% 16
% 11
% 6
% 1
29.35%
19.55%
10.22%
5.95%
4.63%
3.55%
26.75%
WooCommerce
SquareSpace
Shopify
WixStores
Magneto
Monster Commerce
Others

Source: https://www.datanyze.com/market-share/e-commerce-platforms/shopify on Jan 29,2019

How the Numbers Add up to Revenues to My Size-Third Party Model

Ecommerce players		Woo-commerce	Squarespace	*Shopify*	Wix Stores	Magento	Monster Commerce	Others	Total
~ Number of Websites		1,030,000	685,000	*360,000*	208,000	162,000	124,000	931,000	~3,500,000
Assumed Penetration Rate	Avg. Assumed $ per account								
1%	$200	2,060,000	1,370,000	***720,000***	416,000	324,000	248,000	1,862,000	7,000,000
5%	$200	10,300,000	6,850,000	***3,600,000***	2,080,000	1,620,000	1,240,000	9,310,000	35,000,000
10%	$200	20,600,000	13,700,000	***7,200,000***	4,160,000	3,240,000	2,480,000	18,620,000	70,000,000
15%	$200	30,900,000	20,550,000	***10,800,000***	6,240,000	4,860,000	3,720,000	27,930,000	105,000,000

From 3rd Party Platforms, assuming various penetration rates and an average per account fee; Dollar figures are gross, ***revenue shares will vary from one to another, likely net 70%-plus to My Size.*** We are pursuing multiple 3rd Party Platform providers and are CURRENTLY integrated with and available for ALL Shopify accounts (indicated by ***bold italics***)

Source: https://www.datanyze.com/market-share/e-commerce-platforms/shopify Jan 29, 2019

BUSINESS Model

Model	Customer	My Size Anticipated Revenue	Anticipated Commission to Partner	Anticipated My Size Net Revenue
Monthly Subscription	3rd Party Platform Websites	$49 and up	20%	$39 and up
Pay Per Click ("PPC")	Independent Websites	$0.01 and up	--	$0.01 PPC and up

A growing base of RETAIL PARTNERS

MySizeID targets a $13.3B Global TAM

Tier 1 / 2 Independent Retailers eCommerce + Brick & Mortar

- 3 pilots with international retailers
- Millions of monthly consumers
- Thousands of stores

3rd Party for Small e-commerce Platform

- My Size widget to be integrated on platform
- Access to millions of users
- Monthly license fee business model


NIKE
adidas
UNDER ARMOUR
GAP
Champion
AMERICAN EAGLE OUTFITTERS
TOMMY HILFIGER
AÉROPOSTALE
Calvin Klein


Sell online with Shopify

A CUT
above the Rest

	MYSIZE Measure Everything!	TRUE FIT	nettelo
Based on actual customer measurements	✔	✘	✔
Omnichannel (Web, Mobile)	✔	✔	✔
Uses phone sensors	✔	✘	✘
No phone camera usage	✔	✔	✘
Privacy non-invasive	✔	✔	✘
Automated input	✔	✘	✔
Decisive recommendation	✔	✔	✔
White label solution	✔	✘	✔
Big data generation	✔	✔	✔
Multi-vertical	✔	✘	✘
Market reach	✘	✔	✘

SizeUp™

SizeUp Air Measurement App with Machine Learning

850K downloads to date



SizeUp Supports Online and Offline DIY Sales


SizeUp™
Let's Measure
When ready, tap 'Start' to begin
Start
Show Me
Measure Now
Move your phone from end to end and hit 'Stop' when done
Stop
Result
32 cm
Save
Measure Again
2 cm deviation in measurements under 1.5 meter
Download on the App Store
GET IT ON Google Play
SizeUp™

SizeUp will Foster Growth of Online DIY Market

Underserved Market poised for Growth



DIY Market: **$670B**[1] in 2017 up 2.6% from 2016

Currently **$10.9B**[2] online

41%[2] growth in online sales (2016-2017)

SizeUp Business Model **royalties** on sales

Sources: 1. https://www.diyinternational.com/home/news/article/global-diy-market-worth-589-billion-euros/and Dec 2017 Euro/Dollar exchange rate
2. https://www.npd.com/wps/portal/npd/us/news/press-releases/2017/e-commerce-plays-bigger-role-in-home-improvement-sales-near-11-billion-reports-npd/

SizeUp™

Here's how SIZEUP works



SizeUp™

BOX SIZEID™

Introducing BoxSizeID DIM Measurement Tool



LOGISTICS INDUSTRY

- ~12% of shipments arrive at logistical center with inaccurate measurements
- Billing errors can cost freight companies 3-7% in additional costs
- Inaccurate measurements lead to 20% sub-utilization of warehouse space due to inefficient slotting

Sources:
https://www.controlpay.com/blog/outsourcing-freight-audit-payment-10-checkpoints/
http://parcelindustry.com/print-article-4994-permanent.html

ACCURATE MEASUREMENTS
Combat Industry Inefficiencies



BoxSizeID Streamlines DELIVERY MANAGEMENT



- Accurate parcel measurement and cost calculation
- Real-time DIM details for improved logistics
- Integration with ERP systems
  - Barcode scan
  - Image capture
  - Geo-location tagging



BOX SIZEID™

BOXSIZEID Integrated at Israeli Courier

Partner Revenues Increased by 2.5% in Pilot

Sources:
http://www.investorrelations.pitneybowes.com/news-releases/news-release-details/pitney-bowes-parcel-shipping-index-reports-global-parcel
http://www.vdcresearch.com/Coverage/AIDC/reports/views/Cubed-Global-Dimensioning.html

- Parcel delivery service industry grew **11%** YoY 2016-2017
- **$279B in 2017** globally by 2020
- **43%** of global respondents in the warehousing and distribution space use parcel/ carton dimensioning
- **30%** plan to support dimensioning of items in the future.

Parcel shipping business is booming worldwide



$73B
$107B
$25B
Units
Parcel spend
40.1B
11.9B
9.6B
Shipped parcels worldwide
63.6B
74.4B
100B
2016
2017
2020

TAM of $3.7B based on $0.05 per package

Here's how BOXSIZED works





Courier Commercialization Strategy

01

Direct partnerships with logistics and courier players

02

Partner with leading industrial manufactures


FedEx/TNT, 32%
Others, 11%
DHL, 34%
UPS, 32%

Source: https://www.handelsblatt.com/today/companies/express-services-ups-mulling-move-to-dispatch-european-rivals/23540180.html?ticket=ST-506585-lEKcMDkg53q2fFGoD1oN-ap6

BoxSizeID is already embedded on handheld devices sold via industry leaders Honeywell and Zebra who serve as an important commercialization arm for market penetration

BUSINESS Model – Logistics and Courier

MODEL	CUSTOMER	ANTICIPATED REVENUE
Monthly subscription based on volume and users	Independent cargo companies	$300 and up

Growth Strategy

Currently engaged in extensive beta-testing

High volume, tier 1 prospects in North America and Western Europe

Expected commercialization in 12 month time frame

Revenue sharing and licensing business models

Solutions for point of sale, e-commerce and logistics

Balance Sheet
SNAPSHOT

Traded on Nasdaq & TASE

(in thousands)	Sept 30, 2018 (unaudited)	December 31, 2017 (audited)
Cash and Cash Equivalents**	$7,867	$1,872
Current Assets	7,949	2,253
Long-term Assets	489	165
Total Assets	**$8,438**	**$2,418**
Total Current Liabilities*	$2,730	$3,570
Long term Debt	-	-
Other Long term liabilities	-	-
Total Liabilities	2,730	3,570
Stockholders' equity (deficit)	5,708	(1,152)
Liabilities and stockholders' equity	**$8,438**	**$2,418**

- Includes derivative liability with respect to warrants, options (see cap table, slide 38)
- ** includes restricted cash and short term deposits

CAPITALIZATION

	Number of Shares/Equivalents
Current Shares Outstanding	29.85 Million
Options @ Wtd Avg Strike Price of $2.59	2.44 Million
Warrants @ Wtd Avg Strike Price of $2.10	2.16 Million
Convertible Debt/Equity	-
Total Shares and Equivalents (Fully Diluted)	34.45 Million

As of February 1, 2019

My Size Brings NEXT GENERATION Measurements

Driving profitability across multiple verticals

Increasing revenues by fostering conversions

Increasing margins via improved package measurement accuracy

Higher profitability due to reduced returns

Increasing profitability with cost saving efficiencies

Driving sales via valuable data and analytics

ON TRACK FOR ADDITIONAL INTEGRATIONS IN **2019**



THANK YOU!

Contact

At My Size, Inc.
Ronen Luzon/Eli Walles
contact@mysizeid.com

Contact

At DarrowIR
Peter Seltzberg
516-419-9915
pseltzberg@darrowir.com



APPENDIX

The Sales TEAM



MS. SUSAN MOSES

- Leading expert on retail, advertising, fashion and media with a focus on plus sizes.
- Celebrity stylist and designer
- Founder of Empowering Women NYC



MR. ARGUN ERSEN

- Former Managing Partner of Deriva Location Based Analytics
- Former Development Manager for PSC Scanning, Turkey Liaison office
- Additional managerial positions at DataLogic and IBM



MS. TAO FLEURY

- Former sales and BD positions at Mi9 Retail
- Highly experienced in retail proposition sourcing, in building customer acquisition strategies, and in maintaining client relationships



MS. JESSICA HOOPFER

- Former Director of Global Strategy and Growth-Retail at Napco Media
- Former Head of Americas – Operation & Sales at Rakuten Fitsme



MR. CLAUDIO MENEGATTI

- Former CEO of NJoy City
- Highly experienced in e-commerce and online advertisements